Conference Call and Webcast
May 5, 2010 NASDAQ: TDSC - www.3dsystems.com
Discussion of First Quarter 2010 Results

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2
❑ Amanda Molbert
 Coordinator, Investor Relations
❑ Abe Reichental
 President & Chief Executive Officer
❑ Damon Gregoire
 Vice President & Chief Financial Officer
❑ Bob Grace
 Vice President & General Counsel

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Welcome Webcast Viewers
❑ To listen to the conference via phone and to ask
 questions during our Q&A session, please dial:
 ■ 1-888-336-3485 in the United States
 ■ 1-706-634-0653 from outside the United States
 ■ Participant Code: 70048832

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Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking
Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results
Abe Reichental, President & CEO
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Our improved performance resulted in $2.0 million net income.
❑ Improved business conditions resulted in revenue growth from all revenue buckets.
❑ We expanded gross margin and lowered operating expenses
 driven in part by our ongoing operational and quality
 improvements.
❑ We continued to expand our 3Dproparts™ service organically and through acquisitions.
❑ We believe that our marketplace conditions have stabilized.
❑ We expect to be able to preserve and expand the operating
 leverage in our P&L.
First Quarter 2010 Overview

Financial Review
Damon Gregoire, Vice President & CFO
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EPS included the negative impact of a 1 cent per share
EPS included the negative impact of a 1 cent per share
planned V-Flash® ramp up and a 4 cents per share from
planned V-Flash® ramp up and a 4 cents per share from
litigation costs.
litigation costs.

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❑ Systems revenue in Q1 2010 consisted of:
 ❑ 25% large-frame systems (9% in Q1 2009)
 ❑ 21% mid-frame systems (37% in Q1 2009)
 ❑ 54% 3-D printers (54% in Q1 2009)
❑ Services revenue includes:
 ❑ Maintenance and warranty contract revenue
 ❑ Sales of system upgrades
 ❑ Installation of and training on machines
 ❑ 3Dproparts™ sales
($ Millions)

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Recurring materials and services revenue amounted to
Recurring materials and services revenue amounted to
68% of total Healthcare Solutions sales.
68% of total Healthcare Solutions sales.
❑ Healthcare Solutions represented 12% of total revenue.
❑ Recurring revenue from materials and services amounted to 68% of total
 Healthcare Solutions revenue.
❑ Healthcare Solutions revenue consists of sales of systems, materials and services into:
 ❑ Hearing aid applications,
 ❑ Dental applications,
 ❑ Medical device applications and
 ❑ Other healthcare applications.
❑ Given its early development stage, Healthcare Solutions revenue may fluctuate due to timing of Production Systems sales within a reporting period.
Healthcare Solutions First Quarter Revenue

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❑ Gross margin and operating expenses both improved compared to the first quarter of 2009.
❑ Net income of $2.0 million included $1.8 million of non-cash expenses.
❑ Cash position improved from the previous quarter to $26.6 million, even after funding our acquisition of Moeller Design.
❑ Inventory increased due in part to the timing of sales and revenue recognition at quarter-end.
($ Millions)

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First Quarter Revenue Composition by Category and Region
Recurring revenue represents nearly three-quarters of total revenue.
Systems
& Other
Materials
Services
North
America
Europe
Asia
Pacific
$31.6
$31.6
$24.0
$24.0
28%
43%
29%
20%
44%
36%
45%
41%
14%
45%
42%
13%
($ Millions)

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Systems gross profit margin benefited from:
 ❑ The continued favorable impact of operational and cost
 improvements and
 ❑ Better overhead absorption over a larger revenue base.

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First Quarter Working Capital Update
40
60
80
100
120
140
160
Days Inventory On Hand
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
63
63
70
66
68
121
102
100
125
60
122
63
Q3 2009
Q4 2009
83
60
Q1 2010
62
105

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($ Thousands)

Progress & Outlook
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Abe Reichental, President & CEO

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❑ We launched the ProJet™ MP
 3000 dental production
 system.
❑ We continued to expand our
 3Dproparts™ services by:
 ❑ Acquiring Moeller Design
 (Q1 2010)
 ❑ Acquiring Design
 Prototyping
 Technologies (Q2 2010)

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Growth Drivers
❑ We entered the second quarter of
 2010 with a strong sales funnel.
❑ We expect sales of our expanding
 lineup of 3-D printers to continue to
 grow, helped by our V-Flash® and
 new ProJet™ printers.
❑ We are pleased with the progress we
 are making on 3Dproparts™ and
 expect to continue to grow this
 activity globally.
❑ We expect sales of our Healthcare
 Solutions to increase, benefiting from
 our expanding portfolio and
 technology leadership.

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We expect to benefit competitively from our new products
and expanded services portfolio and stronger financial position.
❑ We are optimistic about our ability to continue to make
 progress even though economic conditions remain
 uncertain.
❑ We expect continued revenue growth during 2010
 given our strengthened portfolio of products and
 services.
❑ We expect 3Dproparts™  revenue to reach 15-20% of
 our ongoing total revenue by the end of 2010 from
 continued organic growth and through additional
 strategic acquisitions globally.
Revenue Outlook

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Gross Profit and Operating Expenses Outlook
We believe that we can further enhance our operational effectiveness and optimize our operating costs.
❑ We expect our gross profit margin to remain stable despite:
 ❑ Potential adverse systems mix in favor of lower margin printers and integration period of acquired businesses and
 ❑ Continued negative 2-4 percentage point drag from V-Flash®  through the first half of
 2010.
❑ We expect SG&A to be in the range of $27.5-31.5 million for the remainder of 2010:
 ❑ Inclusive of our anticipated litigation expenses as we currently understand them and
 ❑ Increased operating costs associated with 3Dproparts™ acquisitions we made thus far.
❑ We expect R&D spending for the remainder of 2010 to be in the range of $7.5-9.0 million while keeping pace with our planned new product introductions.

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Bottom Line
❑ Our sales funnel remains robust.
❑ Our Parts, Printers and Production Systems are
 expected to generate increased OEM demand.
❑ Our business model is built around significant,
 recurring revenue components that generate
 improved contribution margins.
We remain committed to our long-term growth objectives and confident in our ability to provide value to our customers and stockholders.

Q&A Session
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call.
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• Phone: 1-888-336-3485
• International: 1-706-634-0653
• Participant code: 70048832

Thank You for Participating
Replay available at www.3dsystems.com/ir